Acquisition	3 Months Ended
Mar. 31, 2013
Acquisition
Acquisition

Note 4—Acquisition

On February 25, 2013, we completed our acquisition of all of the outstanding share capital of LBM Holdings Limited and the interests in its two subsidiaries, LBM Holdings (UK) Limited and LBM Direct Marketing Limited (collectively, “LBM”), for a purchase price of approximately $41,167.  LBM is a United Kingdom-based BPO provider servicing large, multinational companies primarily in the UK marketplace. LBM provides a range of revenue generation services and capabilities for utilities, telecommunications and financial services companies in Europe. LBM has approximately 2,500 employees across 6 locations in England and Northern Ireland.

The following summarizes the preliminary estimated fair values of the identifiable assets acquired and liabilities assumed as of the acquisition date. The estimates of fair value of identifiable assets acquired and liabilities assumed, are preliminary, pending completion of a valuation, and thus are subject to revisions that may result in adjustments to the values presented below:

Acquisition Date Fair Value
Current assets	$17,903
Property and equipment	6,465
Goodwill	26,258
Intangible assets	18,614
Total assets acquired	$69,240
Current liabilities	19,116
Other liabilities	8,957
Total liabilities	$28,073
Allocated purchase price	$41,167

Intangible assets acquired and the related amortization periods are as follows:

	Estimated useful life	Gross cost
Customer relationships	7 years	$12,074
Non-compete agreements	2 years	2,767
Trade names	4 years	704
Other	3 years	3,069
		$18,614